UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

P.F. Chang’s China Bistro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona		85255
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 888-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2012, P.F. Chang’s China Bistro, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wok Parent LLC, a Delaware limited liability company (“Parent”), and Wok Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) within 10 business days of the execution of the Merger Agreement to acquire all of the outstanding shares of common stock, $0.001 par value per share, of the Company (“Company Common Stock”) at a purchase price of $51.50 per share, net to the holder in cash (the “Offer Price”), subject to any required withholding of taxes; and as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Parent. The Merger Agreement also provides that the Merger may be consummated regardless of whether the Offer is completed, but if the Offer is not completed, the Merger will only be able to be consummated after the stockholders of the Company have adopted the Merger Agreement at a meeting of stockholders. In the Merger, each outstanding share of Company Common Stock, other than shares of Company Common Stock owned by Parent or Purchaser or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive cash in an amount equal to the Offer Price.

The obligation of Purchaser to purchase shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of proceeds by Parent under certain financing agreements, including debt commitment letters from Deutsche Bank Trust Company Americas, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank Securities Inc., Wells Fargo Bank, National Association, WF Investment Holdings, LLC and Wells Fargo Securities, LLC (collectively, the “Lenders”), and other customary closing conditions. In addition, it is a condition to Purchaser’s obligation to purchase the shares tendered in the Offer that the number of the outstanding shares of Company Common Stock that have been validly tendered and not validly withdrawn, together with any shares of Company Common Stock then owned by Purchaser or Parent and its subsidiaries, equals at least 83% of the Company Common Stock outstanding as of the expiration of the Offer. In the event that this minimum tender condition is not met, and in certain other circumstances, the parties have agreed to complete the Merger without the prior completion of the Offer, after receipt of the approval of a majority of the Company’s stockholders for the adoption of the Merger Agreement. In that case, the consummation of the Merger would be subject to similar conditions as the Offer conditions, other than the addition of the stockholder approval requirement and the inapplicability of the minimum tender condition.

The Company has also granted to Parent an irrevocable right (the “Top-Up”), which Purchaser shall exercise immediately following consummation of the Offer, if necessary, to purchase from the Company the number of shares of Company Common Stock that, when added to the shares of Company Common Stock already owned by Purchaser or Parent following consummation of the Offer, constitutes at least 90% of the shares of Company Common Stock then outstanding. If Purchaser and Parent acquire more than 90% of the outstanding shares of Company Common Stock, including through exercise of the Top-Up, Purchaser will complete the Merger through the “short form” procedures available under Delaware law.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type. The Company is permitted to solicit, initiate, facilitate and encourage “acquisition proposals” and enter into, continue or otherwise participate in discussions or negotiations with third parties with respect to acquisition proposals for a 30-day “go-shop” period expiring at 11:59 p.m., New York City time, on May 31, 2012. Except for the Company’s ability to continue discussions for 15 days after the expiration of the go-shop period with a party that has made a qualified acquisition proposal during the go-shop period, after the go-shop period, the Company may not solicit, initiate or knowingly encourage any proposal or inquiry that constitutes or would reasonably likely lead to an acquisition proposal and has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary duties of the Company’s board of directors. The Company must give Parent three business days notice (whether during or after the “go-shop” period) before the Company is permitted to change its recommendation or terminate the Merger Agreement to accept a superior proposal.

The Merger Agreement contains certain termination rights for Parent and the Company including, with respect to the Company, in the event that the Company receives a “superior proposal” (as defined in the Merger Agreement). In connection with the termination of the Merger Agreement under specified circumstances, including with respect to the Company’s entry into an agreement with respect to a superior proposal, the Company is required to pay to Parent a termination fee equal to $36,528,000, unless the termination by the Company and entry into an agreement with respect to a superior proposal shall occur during the

“go-shop” period, in which case the Company is required to pay Parent a termination fee equal to $21,073,900. Parent will be required to pay the Company a termination fee equal to $67,436,400 under certain specified circumstances as set forth in the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. The Company’s stockholders and other investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates.

The Merger Agreement contains customary representations and warranties the Company, Purchaser and Parent made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Purchaser and Parent and may be subject to important qualifications and limitations agreed to by the Company, Purchaser and Parent in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or may have been used for purposes of allocating risk among the Company, Parent and Purchaser rather than establishing matters as facts.

Forward Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of the Company and members of its senior management team. Forward-looking statements include, without limitation, statements regarding business combinations and similar transactions, prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities. In addition, the Company’s actual performance and financial results may differ materially from those currently anticipated due to a number of risk and uncertainties, including, but not limited to, failure of the Company’s existing or new restaurants to achieve expected results; damage to the Company’s brands or reputation; inability to successfully expand the Company’s operations; changes in general economic conditions and dependence on sales concentrated in certain geographic areas; intense competition in the restaurant industry; changes in government legislation that may increase labor costs; litigation; adverse public or medical opinions about the health effects of consuming the Company’s products; failure to comply with governmental regulations; changes in food costs; the inability to retain key personnel; federal and state tax rules could negatively impact results of operations and financial position; fluctuating insurance requirements and costs; seasonality of the Company’s business; adverse impact if information technology and computer systems do not perform properly. More detailed information about the Company and the risk factors that may affect the realization of any forward-looking statements is set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, as well as the tender offer documents to be filed by Wok Acquisition Corp. (the “Purchaser”) and the solicitation/recommendation statement to be filed by the Company. All of the materials related to the offer (and all other offer documents filed with the SEC) will be available at no charge from the SEC through its website at

www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors

The tender offer described in this report has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company common stock will be made pursuant to an offer to purchase and related materials that the Purchaser intends to file with the SEC. At the time the offer is commenced, the Purchaser will file a tender offer statement on Schedule TO with the SEC, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available at Centerbridge’s offices at 375 Park Avenue, 12th Floor, New York, NY 10152, telephone number (212) 672-5000. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, the Company will file a proxy statement with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of the Merger Agreement. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. After the Company’s filing thereof, investors and stockholders will also be able to obtain free copies of the proxy statement from the Company by contacting the Company Investor Relations at 7676 E. Pinnacle Peak Road, Scottsdale, AZ 85255, telephone number (480) 888-3000 or investorrelations@pfcb.com. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER.

The Company and its respective directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2012 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended January 1, 2012, and the proxy statement and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available. Information concerning the interests of the Company’s potential participants, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of May 1, 2012 by and among Wok Parent LLC, Wok Acquisition Corp. and P.F. Chang’s China Bistro, Inc.*

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2012	P.F. Chang’s China Bistro, Inc.

/s/ Richard L. Federico
Richard L. Federico Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of May 1, 2012 by and among Wok Parent LLC, Wok Acquisition Corp. and P.F. Chang’s China Bistro, Inc.*

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission upon request.

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